                                                                   Exhibit 10.33

                       SIXTH AMENDMENT TO LOAN INSTRUMENTS

         THIS SIXTH AMENDMENT TO LOAN INSTRUMENTS ("Sixth Amendment"), dated as of February 12, 1998, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended) and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997, as amended (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to (i) the acquisition of the capital stock (the "Pacific Acquisition") of Pacific Northwest Broadcasting Corporation ("Pacific") from Wilson Properties, L.P. and the subsequent merger of Pacific with and into CBC; (ii) the assignment to CLI of the FCC Licenses used in the operation of Stations KQFC(FM), KKGL(FM) and KBOI(AM), each licensed to Boise, Idaho and owned and operated by Pacific; and
(iii) the acquisition by CBC of certain real estate of Charles H. Wilson and Joanne J. Wilson used in the operation of such Stations (the "Wilson Real Estate Acquisition") (the Pacific Acquisition and the Wilson Real Estate Acquisition hereinafter are referred to individually as a "Sixth Amendment Acquisition" and collectively as the "Sixth Amendment Acquisitions"). Lenders have agreed to give such consent, subject to the execution of this Sixth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITIONS AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Sixth Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby consent to the Sixth Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Sixth Amendment.

         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  2.1 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of the Sixth Amendment Acquisitions (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Sixth Amendment Acquisition and (ii) the Exhibit Amendments applicable to such Sixth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

                  2.2 USE AGREEMENT. Upon the consummation of the Sixth Amendment Acquisitions, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in such Sixth Amendment Acquisition.

         3. CONDITIONS TO EFFECTIVENESS. This Sixth Amendment shall not become effective with respect to the Sixth Amendment Acquisitions unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Sixth Amendment Acquisitions in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto.

         4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this Sixth Amendment.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Sixth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the consummation of the Sixth Amendment Acquisitions, except to the extent such representations and warranties by their nature relate to an earlier date.

         6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Sixth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         7. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, this Sixth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                      CITADEL BROADCASTING COMPANY,
                                      CITADEL LICENSE, INC. AND CITADEL
                                      COMMUNICATIONS CORPORATION, each a
                                      Nevada corporation


                                      By:
                                         -------------------------------------
                                          Donna L. Heffner
                                          Vice President of each corporation


                                      FINOVA CAPITAL CORPORATION, a
                                      Delaware corporation, individually and as
                                      Agent


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      BANKBOSTON, N.A.


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      NATIONSBANK OF TEXAS, N.A.


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                       THE BANK OF NEW YORK


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                    SCHEDULE 1 TO THE COMPLIANCE CERTIFICATE
              FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 1997


7.19 Maximum Leverage Test
Total Debt to Acq. Adjusted Operating Cash Flow is 6.50
7.20 Senior Debt Leverage Test
Total Senior Debt to Acq. Adjusted Operating Cash Flow is 5.00


                                                             Senior            Total

                                                            Leverage         Leverage
Total Debt:
         Revolving Loan                                    90,084,043       90,084,043
         Senior Subordinated Notes                                -        101,000,000
         Additional loan for Boise                         11,000,000       11,000,000
         Letter of Credit-Providence                              -                -
         Letter of Credit-Boise                               500,000          500,000
         Letter of Credit-Allentown                               -                -
         Letter of Credit-Little Rock(GHB)                        -                -
         Non-Compete Obligations                              212,500          212,500
         Existing Prepayment                                  770,956          770,956
         Capital Lease                                         35,292           35,292

         Total                                            102,602,791      203,602,791

Acq. Adjusted Operating Cash Flow                          31,406,043       31,406,043

         Ratio of Total Debt to Adj. Op. Cash Flow               3.27             6.48





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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A                  -        Assignment of Leases

Exhibit 1J                 -        Broadcast Markets

Exhibit 1K                 -        CBC Stations

Exhibit 1M                 -        Corporate Overhead

Exhibit 1N                 -        Assignment of Acquisition Instruments

Exhibit 1O                 -        Mortgages

Exhibit 1S                 -        List of Current Leases and Lessors

Exhibit 1X                 -        Real Estate

Exhibit 5.5.2              -        FCC Licenses

Exhibit 5.5.5              -        Business Locations

Exhibit 5.8                -        Litigation

Exhibit 5.12               -        Patents, Trademarks and Franchises

Exhibit 5.14               -        Environmental Matters

Exhibit 5.19.1             -        Employee Benefit Plans

Exhibit 7.15               -        Transactions with Affiliates


[Pursuant to Registration S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]